UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 11, 2020

CBA FLORIDA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida	000-50746	90-0613888
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3753 Howard Hughes Parkway, Suite 200, Las Vegas, Nevada		89169
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 914-7250

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 11, 2020, CBA Florida, Inc. (the “Company”) issued a press release announcing that the Company’s Board of Directors (the “Board”) approved a Plan of Dissolution (the “Plan”) for the orderly liquidation and wind-up of the Company (the “Dissolution”). A copy of the press release is filed as Exhibit 99.1 to this report.

The Plan and the Dissolution are contingent on approval of the Plan by the Company’s shareholders. The Company intends to hold its annual meeting of its shareholders in the second quarter of 2020, at which shareholders will approve the Dissolution pursuant to the Plan. The Company will file a proxy statement in advance of the annual meeting containing further information regarding, among other things, the Plan and the Dissolution. The Dissolution pursuant to the Plan will be approved if a majority of the outstanding shares of the common stock of the Company vote for the Plan. The Dissolution may be postponed or abandoned by the Board at any time, including after shareholder approval. The foregoing summary of the Plan and the Dissolution does not purport to be complete and is qualified in its entirety by reference to the complete text of the Plan, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit No.	Description

2.1	Plan of Dissolution of CBA Florida, Inc.

99.1	Press Release dated February 11, 2020

Legal Notice Regarding Forward-Looking Statements

This Form 8-K contains certain forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the adoption of the Plan, the expected timing of the Dissolution and related matters. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue” or the negative of such terms or other similar expressions. You should, therefore, carefully read and consider statements that contain these words or expressions, as such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. There are no guarantees that the Company will be able to successfully complete the implementation of the Plan or that there will be any specific amount of reserve funds (or any at all) available for future distributions. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2019, June 30, 2019, and September 30, 2019, respectively, each as filed with the Securities and Exchange Commission, contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. The Company assumes no obligation to update any forward-looking statement contained in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBA FLORIDA, INC.

Date: February 11, 2020	By:	/s/Anthony Snow
President and Corporate Secretary